Financial Statements

(Unaudited)

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

March 31, 2017

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Financial Statements (Unaudited)

March 31, 2017

Tennenbaum Opportunities Partners V, LP (the “Partnership”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Partnership’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Partnership’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Partnership’s proxy voting guidelines and information regarding how the Partnership voted proxies relating to portfolio investments during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Partnership’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Portfolio Asset Allocation (Unaudited)

March 31, 2017

Percent of Cash
Industry	and Investments

Amusement and Recreation	23.2%
Other Manufacturing	15.6%
Coal Mining	10.6%
Restaurants	10.3%
Pharmaceuticals	9.7%
Financial Investment Activities	7.6%
Oil and Gas Extraction	4.2%
Shipping	3.0%
Motion Picture and Video Industries	2.8%
Electronic Component Manufacturing	2.0%
Radio and Television Broadcasting	2.0%
Other Publishing	1.7%
Electric Power Generation, Transmission and Distribution	1.6%
Wired Telecommunications Carriers	1.3%
Air Transportation	0.9%
Business Support Services	0.6%
Cable and Other Subscription Programming	0.4%
Metal and Mineral Mining	0.0%
Other Investment Pools and Funds	0.0%
Retail	0.0%
Cash and Cash Equivalents	2.5%
Total	100.0%

2

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Assets and Liabilities (Unaudited)

March 31, 2017

Assets
Investments, at fair value:
Companies less than 5% owned (cost $181,018,665)	$207,027,692
Companies 5% to 25% owned (cost $151,963,605)	123,205,264
Companies more than 25% owned (cost $137,308,725)	118,932,126
Total investments (cost $470,290,995)	449,165,082

Cash and cash equivalents	11,601,820
Accrued interest income:
Companies less than 5% owned	2,578,509
Companies 5% to 25% owned	408,766
Companies more than 25% owned	1,862,511
Foreign currency options at fair value (cost $369,185)	3,396,713
Receivable for investment sold	3,209,812
Unrealized appreciation on foreign currency forward exchange contracts	398,473
Deferred debt issuance costs	155,379
Prepaid expenses and other assets	180,707
Total assets	472,957,772

Liabilities
Credit facility payable	18,391,200
Management and advisory fees payable	1,192,550
Payable to the Common Limited Partner	543,163
Interest payable	110,249
Payable to the Investment Manager	99,238
Accrued expenses and other liabilities	937,119
Total liabilities	21,273,519

Net assets applicable to common limited and general partners	$451,684,253
Composition of net assets applicable to common limited and general partners
Paid-in capital	$767,464,447
Accumulated net investment income	5,507,905
Accumulated net realized loss	(303,845,108)
Accumulated net unrealized depreciation	(17,442,991)
Net assets applicable to common limited and general partners	$451,684,253

See accompanying notes to the financial statements.

3

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Investments (Unaudited)

March 31, 2017

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Fair Value	Investments	Notes

Debt Investments (A)
Amusement and Recreation
Harrah's Operating Company, Inc.	Second Priority Secured Notes	Fixed	-	10.00%	12/15/2018	$72,839,000	$57,087,566	12.39%	C
Coal Mining
Eagle Coal Company, Inc.	First Lien Term Loan	Fixed	-	13.00% Cash +2.00% PIK	9/21/2017	$18,647,292	18,647,292	4.05%	C
Oxford Mining Company, LLC	First Lien Delayed Draw Term Loan	LIBOR (Q)	0.75%	8.50% Cash + 3.00% PIK	12/31/2018	$25,308,167	25,371,437	5.51%
							44,018,729	9.56%

Electric Power Generation, Transmission and Distribution
Longview Intermediate Holdings C, LLC	Sr Secured Notes	Fixed	-	12.00% PIK	10/12/2021	$745,382	725,629	0.16%

Electronic Component Manufacturing
Soraa, Inc.	Sr Secured Tranche A Term Loan (3.0% Exit Fee)	LIBOR (M)	0.44%	9.33%	3/1/2018	$8,460,561	8,296,426	1.80%
Soraa, Inc.	Sr Secured Tranche B Term Loan	LIBOR (M)	0.44%	9.33%	9/1/2017	$1,069,186	1,052,133	0.23%
							9,348,559	2.03%

Financial Investment Activities
Magnolia Finance V plc (Cayman Islands)	Asset-Backed Credit Linked Notes	Fixed	-	13.13%	8/2/2021	$35,000,000	35,070,000	7.61%	E

Motion Picture and Video Industries
NEG Holdings, LLC (CORE Entertainment)	First Lien Term Loan	LIBOR (Q)	1.00%	8.00% PIK	10/17/2022	$4,160,628	4,015,214	0.87%	B

Oil and Gas Extraction
Linc Energy Finance (USA), Inc.	First Lien Notes	Fixed	-	9.63%	10/31/2017	$8,380,000	1,801,700	0.39%	C/E
Malamute Energy, Inc.	Sr Secured Delayed Draw Term Loan	Fixed	-	1.50% PIK	11/14/2022	$91,005	91,005	0.02%
Sunshine Oilsands Ltd. (Canada)	Sr Secured Notes	Fixed	-	10.00%	8/1/2017	$30,046,800	17,577,378	3.82%	E
							19,470,083	4.23%

Other Manufacturing
AGY Holding Corp.	Second Lien Notes	Fixed	-	11.00%	11/15/2018	$32,444,500	32,444,500	7.04%	E/F
AGY Holding Corp.	Sr Secured Term Loan	Fixed	-	12.00%	9/15/2018	$17,046,935	17,046,935	3.70%	F
AGY Holding Corp.	Sr Secured Delayed Draw Term Loan	Fixed	-	12.00%	9/15/2018	$3,672,749	3,672,749	0.80%	F
Boomerang Tube, LLC	Subordinated Notes	LIBOR (M)	-	17.50%	2/1/2021	$3,425,773	356,280	0.08%	C
							53,520,464	11.62%

Pharmaceuticals
Novasep Holding SAS (France)	First Lien Notes	Fixed	-	5.00% Cash +3.00% PIK	5/31/2019	$23,111,008	24,617,846	5.34%	B/D/E
Radio and Television Broadcasting
Fuse, LLC	Sr Secured Notes	Fixed	-	10.38%	7/1/2019	$15,000,000	9,087,495	1.97%	E

4

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Investments (Unaudited) (Continued)

March 31, 2017

								% of
						Principal or		Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Fair Value	Investments	Notes

Debt Investments (continued)
Restaurants
RM OpCo, LLC (Real Mex)	Convertible Second Lien Term Loan Tranche B-1	Fixed	-	8.50%	3/30/2018	$5,591,227	$5,591,227	1.21%	F
RM OpCo, LLC (Real Mex)	First Lien Term Loan Tranche A	Fixed	-	7.00%	3/30/2018	$13,740,319	13,740,319	2.98%	F
RM OpCo, LLC (Real Mex)	Second Lien Term Loan Tranche B	Fixed	-	8.50%	3/30/2018	$27,859,145	3,635,618	0.79%	F
RM OpCo, LLC (Real Mex)	Second Lien Term Loan Tranche B-1	Fixed	-	8.50%	3/30/2018	$8,773,802	8,773,802	1.90%	F
RM OpCo, LLC (Real Mex)	Sr Convertible Second Lien Term Loan B	Fixed	-	8.50%	3/30/2018	$15,776,380	15,776,380	3.42%	F
							47,517,346	10.30%

Total Debt Investments (Cost $287,317,774)							304,478,931	66.08%

Equity Securities
Air Transportation
Epic Aero, Inc. (One Sky)	Warrants to Purchase Common Stock					2,329	4,307,291	0.93%	C/E

Amusement and Recreation
TOPV New World Holdings, LLC (Gateway Casinos) (Canada)	Membership Interests					6,843,047	49,703,789	10.79%	B/C/E
7588674 Canada, Inc., (Gateway Casinos) (Canada)	Common Shares					100	-	-	B/C/E
							49,703,789	10.79%

Business Support Services
Findly Talent, LLC	Membership Units					1,993,022	402,790	0.09%	C/E
STG-Fairway Holdings, LLC (First Advantage)	Class A Units					2,368,001	2,194,190	0.48%	C/E
							2,596,980	0.57%

Cable and Other Subscription Programming
Primacom Finance (Lux) S.A. (Finance) (Luxembourg)	Common Equity					10,442,055	1,668,431	0.36%	B/C/D/E

Coal Mining
Eagle Coal Company, Inc.	Warrants to Purchase Common Stock					675,841	4,357,079	0.95%	C/E
Oxford Resources Partners, LP	Warrants to Purchase Common Units					59,790	279,816	0.06%	C/E
							4,636,895	1.01%

Electric Power Generation, Transmission and Distribution
Longview Intermediate Holdings C, LLC	Common Stock					1,329,871	6,210,498	1.35%	C/E
Longview Intermediate Holdings C, LLC	Warrants to Purchase Common Shares					107,835	503,589	0.11%	C/E
							6,714,087	1.46%

5

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Investments (Unaudited) (Continued)

March 31, 2017

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Fair Value	Investments	Notes

Equity Securities (continued)
Electronic Component Manufacturing
Soraa, Inc.	Warrants to Purchase Common Stock					2,047,907	$6,144	-	C/E
TPG Hattrick Holdco, LLC (Isola)	Common Units					1,935,857	19,359	-	C/E
							25,503	-

Financial Investment Activities
Marsico Holdings, LLC	Common Interest Units					474,738	4,747	-	C/E

Metal and Mineral Mining
Neo Cayman Holdings, Ltd. (Molycorp)	Common Stock					25,732	257	-	C/E
Secure Natural Resources, LLC (Molycorp)	Common Stock					74,658	747	-	C/E
							1,004	-
Motion Picture and Video Industries
NEG Parent, LLC (CORE Entertainment)	Class A Units					3,328,489	3,598,429	0.78%	B/C/E
NEG Parent, LLC (CORE Entertainment)	Class P Units					4,327,035	4,357,324	0.95%	B/C/E
NEG Parent, LLC (CORE Entertainment)	Class A Warrants to Purchase Class A Units					966,336	545,497	0.12%	B/C/E
NEG Parent, LLC (CORE Entertainment)	Class B Warrants to Purchase Class A Units					975,922	550,908	0.12%	B/C/E
							9,052,158	1.97%

Oil and Gas Extraction
Woodbine Intermediate Holdings, LLC	Membership Units					576	-	-	C/E/F

Other Investment Pools and Funds
TCP Delos Cayman Holdings (Beverly Shipping) (Cayman Islands)	Partnership Interest					551,799	59	-	C/D/E/F

Other Manufacturing
AGY Holding Corp.	Common Stock					4,668,162	467	-	C/E/F
Boomerang Tube Holdings, Inc.	Common Stock					80,724	8	-	C/E
KAGY Holding Company, Inc.	Series A Preferred Stock					34,229	18,249,564	3.96%	C/E/F
							18,250,039	3.96%

Other Publishing
HW Holdco, LLC	Class A Common Interest					868,872	7,578,128	1.65%	C/E
HW Holdco, LLC	Preferred Interest					1,693	14,766	-	E
							7,592,894	1.65%

Pharmaceuticals
Novasep Holding S.A.S. (France)	Warrants to Purchase Common Shares					7,344,600	4,889,667	1.06%	B/C/D/E
NVHL S.A. (Novasep) (Luxembourg)	Common Shares					5,165,180	15,445,623	3.35%	B/C/D/E
							20,335,290	4.41%

6

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Investments (Unaudited) (Continued)

March 31, 2017

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Fair Value	Investments	Notes

Equity Securities (continued)
Radio and Television Broadcasting
Fuse Media, LLC	Warrants to Purchase Common Stock					786,791	$79	-	C/E

Restaurants
RM Holdco, LLC (Real Mex)	Equity Participation					76	-	-	C/E/F
RM Holdco, LLC (Real Mex)	Membership Units					42,552,000	-	-	C/E/F
							-	-

Retail
Shop Holding, LLC (Connexity)	Class A Units					1,427,232	143	-	C/E

Shipping
Blue Wall Shipping Limited (Marshall Islands)	Common Stock					1,339,286	3,890,626	0.84%	B/C/E
Blue Wall Shipping Limited (Marshall Islands)	Preferred Stock					1,486	1,496,221	0.32%	B/C/E
Delta Blue Shipping Limited (Marshall Islands)	Common Stock					4,317,273	230,974	0.05%	B/C/E
Euroseas Ltd. (Marshall Islands)	Common Stock					608,257	875,890	0.19%	B/C
Tanker Investments Ltd. (Marshall Islands)	Common Stock					1,446,694	7,318,825	1.59%	B/C
TCP KC, LLC (Marshall Islands)	Membership Units					5,055,311	506	-	C/E/F
							13,813,042	2.99%

Wired Telecommunications Carriers
V Telecom Investment S.C.A. (Vivacom) (Luxembourg)	Common Shares					3,741	5,983,720	1.30%	C/D/E

Total Equity Securities (Cost $182,973,221)							144,686,151	31.40%

Total Investments (Cost $470,290,995)							$449,165,082	97.48%

Cash and Cash Equivalents

Cash Held on Account at Various Institutions							$10,544,070	2.29%
Cash Denominated in Foreign Currency							1,057,750	0.23%
Total Cash and Cash Equivalents							11,601,820	2.52%

Total Cash and Investments							$460,766,902	100.00%

7

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Investments (Unaudited) (Continued)

March 31, 2017

Notes to Schedule of Investments:

(A)	Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(B)	Non-controlled affiliate – as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer).

(C)	Non-income producing security.

(D)	Principal amount or shares denominated in foreign currency. Cost and fair value converted to U.S. dollars.

(E)	Restricted security – See Note 2, Summary of Significant Accounting Policies.

(F)	Controlled issuer – as defined under the Investment Company Act of 1940 (ownership of more than 25% of the outstanding voting securities of this issuer). Investment is not more than 50% owned nor deemed to be a significant subsidiary. See Schedule of Changes in Investment in Affiliates.

 LIBOR resets monthly (M) or quarterly (Q).

Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $6,653,913 and $92,014,809, respectively, for the period ended March 31, 2017. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of March 31, 2017 was $383,526,521 or 83.2% of total cash and investments of the Partnership.

Derivative instruments at March 31, 2017 were as follows:

	Notional
Instruments	Amount		Fair Value

Buy EUR vs. USD Put Option at a strike rate of 1.1626 expiring September 1, 2017		€8,000,000	$707,885
Sell EUR vs. USD Call Option at a strike rate of 1.2150 expiring September 1, 2017		€8,000,000	$(4,749)
Buy EUR vs. USD Put Option at a strike rate of 1.0975 expiring September 1, 2017		€5,000,000	$180,598
Sell EUR vs. USD Call Option at a strike rate of 1.1525 expiring September 1, 2017		€5,000,000	$(17,960)
Buy EUR vs. USD Put Option at a strike rate of 1.1375 expiring March 30, 2018		€12,500,000	$819,889
Sell EUR vs. USD Call Option at a strike rate of 1.2050 expiring March 30, 2018		€12,500,000	$(75,717)
Buy CAD vs. USD Put Option at a strike rate of 1.2900 expiring April 19, 2018	CAD	60,000,000	$1,892,623
Sell CAD vs. USD Put Option at a strike rate of 1.6000 expiring April 19, 2018	CAD	60,000,000	$(55,240)
Sell CAD vs. USD Call Option at a strike rate of 1.1500 expiring April 19, 2018	CAD	60,000,000	$(50,616)
Foreign Currency Forward Exchange Contract, sell EUR vs. USD at 1.0819 for settlement on September 1, 2017		€8,000,000	$45,065
Foreign Currency Forward Exchange Contract, sell EUR vs. USD at 1.1206 for settlement on September 1, 2017		€8,000,000	$353,408

			$3,795,186

See accompanying notes to the financial statements.

8

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Operations (Unaudited)

Three Months Ended March 31, 2017

Investment income
Interest income:
Companies less than 5% owned	$5,620,592
Companies 5% to 25% owned	577,751
Companies more than 25% owned	3,024,688
Dividend income:
Companies less than 5% owned	228
Companies 5% to 25% owned	57,147
Other income:
Companies 5% to 25% owned	9,715
Total investment income	9,290,121

Operating expenses
Management and advisory fees	1,815,256
Interest expense	149,805
Legal fees, professional fees and due diligence expenses	102,239
Amortization of deferred debt issuance costs	57,044
Director fees	30,833
Commitment fees	28,603
Custody fees	22,487
Insurance expense	21,491
Other operating expenses	108,018
Total operating expenses	2,335,776
Net investment income	6,954,345

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in companies less than 5% owned	3,785,980
Investments in companies 5% to 25% owned	12,302,576
Foreign currency transactions	(249,149)
Net realized gain	15,839,407
Net change in unrealized appreciation/depreciation on:
Investments	18,834,026
Foreign currency	439,796
Net change in unrealized appreciation/depreciation	19,273,822
Net realized and unrealized gain	35,113,229

Net increase in net assets applicable to common limited and general partners resulting from operations	$42,067,574

See accompanying notes to the financial statements.

9

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statements of Changes in Net Assets (Unaudited)

	Three Months Ended March 31, 2017
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners, beginning of period	$489,644,654	$489,644,654	$-
Net investment income	6,954,345	6,954,345	-
Net realized gain	15,839,407	15,839,407	-
Net change in unrealized appreciation/depreciation	19,273,822	19,273,822	-
Net increase in net assets applicable to common limited and general partners resulting from operations	42,067,574	42,067,574	-
Distributions to common limited and general partners from:
Net investment income	(6,027,975)	(6,027,975)	-
Returns of capital	(74,000,000)	(74,000,000)	-
Total distributions to common limited and general partners	(80,027,975)	(80,027,975)	-
Net assets applicable to common limited and general partners, end of period (including accumulated net investment income of $5,507,905)	$451,684,253	$451,684,253	$-

	Year Ended December 31, 2016
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners, beginning of year	$634,606,722	$634,606,722	$-
Net investment income	83,730,649	83,730,649	-
Net realized loss	(181,715,411)	(181,715,411)	-
Net change in unrealized appreciation/depreciation	138,602,704	138,602,704	-
Dividends paid on preferred equity facility from net investment income	(281,653)	(281,653)	-
Net change in accumulated dividends on preferred equity facility	205,026	205,026	-
Net increase in net assets applicable to common limited and general partners resulting from operations	40,541,315	40,541,315	-
Distributions to common limited and general partners from:
Net investment income	(83,503,383)	(83,503,383)	-
Returns of capital	(102,000,000)	(102,000,000)	-
Total distributions to common limited and general partners	(185,503,383)	(185,503,383)	-
Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $4,581,535)	$489,644,654	$489,644,654	$-

See accompanying notes to the financial statements.

10

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Cash Flows (Unaudited)

Three Months Ended March 31, 2017

Operating activities
Net increase in net assets applicable to common limited and general partners resulting from operations	$42,067,574
Adjustments to reconcile net increase in net assets applicable to common limited and general partners resulting from operations to net cash provided by operating activities:
Net realized gain	(15,839,407)
Net change in unrealized appreciation/depreciation	(18,978,508)
Interest income paid in kind	(6,596,765)
Net amortization of investment discounts and premiums	(738,367)
Amortization of deferred debt issuance costs	57,044
Changes in assets and liabilities:
Purchases of investments	(57,148)
Proceeds from sales, maturities and paydowns of investments	92,014,809
Decrease in accrued interest income - companies less than 5% owned	1,316,445
Increase in accrued interest income - companies 5% to 25% owned	(93,457)
Increase in accrued interest income - companies more than 25% owned	(343,861)
Decrease in receivable for investment sold	1,258,143
Decrease in prepaid expenses and other assets	38,554
Increase in management and advisory fees payable	1,121,740
Decrease in interest payable	(55,659)
Decrease in payable to the Investment Manager	(55,960)
Decrease in accrued expenses and other liabilities	(23,420)
Net cash provided by operating activities	95,091,757

Financing activities
Principal repayments on credit facility	(7,000,000)
Distributions to common limited partner	(80,027,975)
Net cash used in financing activities	(87,027,975)

Net increase in cash and cash equivalents	8,063,782
Cash and cash equivalents at beginning of period	3,538,038
Cash and cash equivalents at end of period	$11,601,820

Supplemental disclosure:
Interest payments	$205,464

See accompanying notes to the financial statements.

11

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited)

March 31, 2017

1. Organization and Nature of Operations

Tennenbaum Opportunities Partners V, LP (the “Partnership”), a Delaware Limited Partnership, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

The Certificate of Limited Partnership of the Partnership was filed with the Delaware Secretary of State on September 29, 2006, and the Partnership commenced operations on December 15, 2006. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Partnership is to achieve high total returns while minimizing losses. Tennenbaum Opportunities Fund V, LLC (“TOF V” or the “Common Limited Partner”) owns the common limited partnership interest in the Partnership.

The general partner of the Partnership is SVOF/MM, LLC (the “General Partner”). The managing member of the General Partner is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of the Partnership. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP and employees of TCP.

Partnership management consists of the General Partner and the board of directors. The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the board of directors, which performs certain functions required by the 1940 Act. The board of directors has delegated investment management of the Partnership’s assets to the Investment Manager. The board of directors consists of three persons, two of whom are independent and are subject to election by holders of the common limited partner interests.

Partnership Structure

At March 31, 2017, total capitalization of the Partnership was approximately $823 million, consisting of $788 million of unreturned contributed equity from the Common Limited Partner (the “Common Limited Interests”) and $35 million under a senior secured revolving credit facility (the “Senior Facility”). The Common Limited Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

As of March 31, 2017, the Partnership is scheduled to liquidate and distribute its assets and be dissolved on October 10, 2018.

12

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2017

1. Organization and Nature of Operations (continued)

Preferred Equity Facility

Prior to their redemption on January 29, 2016, the Partnership had 4,063.5787 outstanding preferred limited partner interests with a liquidation preference of $20,000 per interest remaining (the “Preferred Limited Interests”). The Preferred Limited Interests accrued dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Preferred Limited Interests that are CP Conduits (as defined in the leveraging documents), the higher of LIBOR plus 0.75% or the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The Partnership is an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. Subsequent events have been evaluated through the date the financial statements were available for issuance. No events were noted that would require adjustment to or disclosure in the financial statements.

The following is a summary of the significant accounting policies of the Partnership.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates and such differences could be material.

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s board of directors and in conformity with procedures set forth in the Senior Facility. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

13

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2017

2. Summary of Significant Accounting Policies (continued)

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued using the closing price on the date of valuation. Investments not listed on a recognized exchange or market quotation system, but for which reliable market quotations are readily available are valued using prices provided by a nationally recognized pricing service or by using quotations from broker-dealers. Investments for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s board of directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership’s assets. Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate.

The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. Such information may include observed multiples of earnings and/or revenues at which transactions in securities of comparable companies occur, with appropriate adjustments for differences in company size, operations or other factors affecting comparability.

The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. The discount rates used for such analyses reflect market yields for comparable investments, considering such factors as relative credit quality, capital structure, and other factors.

14

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2017

2. Summary of Significant Accounting Policies (continued)

In following these approaches, the types of factors that may be taken into account also include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, comparable costs of capital, the principal market in which the investment trades and enterprise values, among other factors.

Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

At March 31, 2017, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$-	$8,194,715
2	Other direct or indirect observable market inputs*	-	66,175,061	-
3	Independent third-party valuation sources that employ significant unobservable inputs	126,345,161	111,511,424	134,163,336
3	Investment Manager valuations with significant unobservable inputs	447,285	-	2,328,100
Total		$126,792,446	$177,686,485	$144,686,151

* E.g., Quoted prices in inactive markets or quotes for comparable instruments

Unobservable inputs used in the fair value measurement of the Partnership’s Level 3 investments as of March 31, 2017 included the following:

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
Bank Debt	$126,792,446	Income approach	Discount rate	9.4% - 19.7% (14.7%)
		Market comparable companies	Revenue multiples	0.4x - 0.5x (0.4x)
		Market comparable companies	EBITDA multiples	7.0x – 7.5x (7.3x)
Other Corp Debt	111,511,424	Income approach	Discount rate	10.5% - 10.5% (10.5%)
		Market quotations	Indicative bid/ask quotes	1 - 7 (1)
		Market comparable companies	EBITDA multiples	7.5x - 7.5x (7.5x)
Equity	136,491,436	Income approach	Discount rate	12.0% - 12.0% (12.0%)
Securities		Market quotations	Indicative bid/ask quotes	1 - 1 (1)
		Market comparable companies	Revenue multiples	0.4x - 2.8x (2.8x)
		Market comparable companies	EBITDA multiples	5.0x - 12.6x (8.8x)

15

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2017

2. Summary of Significant Accounting Policies (continued)

Generally, a change in an unobservable input may result in a change to the value of an investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount rate	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

Changes in investments valued by independent third-party valuation services and categorized as Level 3 during the three months ended March 31, 2017 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$123,577,656	$110,278,407	$188,650,884
Net realized and unrealized gains (losses)	(717,700)	(364,701)	30,187,663
Acquisitions†	5,723,395	1,597,718	57,147
Dispositions	(2,238,190)	-	(72,721,444)
Reclassifications within Level 3	-	-	(12,010,914)
Ending balance	$126,345,161	$111,511,424	$134,163,336
Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains (losses), above)	$(736,367)	$(364,701)	$26,516,648

† Includes payments received in kind and net amortization of investment discounts and premiums.

Changes in investments valued by the Investment Manager and categorized as Level 3 during the three months ended March 31, 2017 were as follows:

	Investment Manager Valuation
	Bank Debt	Equity Securities
Beginning balance	$446,941	$503,460
Net realized and unrealized gains	-	214,466
Acquisitions‡	344	-
Dispositions	-	(10,400,740)
Reclassifications within Level 3	-	12,010,914
Ending balance	$447,285	$2,328,100

Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains, above)	$-	$289,234

‡ Includes payments received in kind and amortization of investment discounts.

16

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2017

2. Summary of Significant Accounting Policies (continued)

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of generally three months or less. Cash equivalents are carried at amortized cost which approximates fair value, and are classified as level 1 in the GAAP valuation hierarchy.

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Schedule of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At March 31, 2017, the Partnership held foreign currency denominated investments comprising approximately 11.4% of the Partnership’s total investments by fair value. Such positions were converted at the respective closing foreign exchange rates in effect at March 31, 2017 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars based on the foreign exchange rates in effect on the respective dates of such transactions. The Partnership reports that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held.

17

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2017

2. Summary of Significant Accounting Policies (continued)

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange risks associated with foreign currency denominated investments, the Partnership has entered into certain foreign currency forward exchange and option transactions. All derivatives are reported at their net amounts as either assets or liabilities in the Statement of Assets and Liabilities. The transactions are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Under certain circumstances, the Partnership may be required under the terms of its derivative agreements to pledge assets as collateral to secure its obligation under the derivatives. At March 31, 2017, the Partnership was not required to pledge assets as collateral.

The outstanding EUR and CAD currency option collars and forward exchange contracts are reported in the Partnership’s Statement of Assets and Liabilities as foreign currency options at fair value and unrealized appreciation on foreign currency forward exchange contracts, respectively. Gains and losses from derivatives during the three months ended March 31, 2017 were included in net realized and unrealized gain in the Statement of Operations as follows:

Instrument	Unrealized Losses
Foreign currency forward exchange contracts (EUR)	$(148,459)
Foreign currency option contracts (EUR)	$(299,323)
Foreign currency option contracts (CAD)	$(588,356)

Valuations of foreign currency option and forward exchange contracts at March 31, 2017 were determined using observable market inputs other than quoted prices in active markets for identical assets and, accordingly, were classified as Level 2 in the GAAP valuation hierarchy.

18

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2017

2. Summary of Significant Accounting Policies (continued)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of March 31, 2017:

Derivative Assets as of March 31, 2017

Financial Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency Option Contracts	$3,600,995	$(204,282)	$3,396,713
Foreign Currency Forward Contracts	398,473	-	398,473
	$3,999,468	$(204,282)	$3,795,186

	Net Amounts of Assets	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Presented in the Statement of Assets and Liabilities	Financial Instruments	Other Cash Collateral	Net Amount
Wells Fargo Bank, N.A.	$3,795,186	$-	$-	$3,795,186

Derivative Liabilities as of March 31, 2017

Financial Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency Option Contracts	$204,282	$(204,282)	$-

	Net Amounts of Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Presented in the Statement of Assets and Liabilities	Financial Instruments	Other Cash Collateral	Net Amount
Wells Fargo Bank, N.A.	$-	$-	$-	$-

19

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2017

2. Summary of Significant Accounting Policies (continued)

Debt Issuance Costs

Costs of approximately $10.6 million were incurred in connection with the initial placement and subsequent extensions of the Partnership’s Senior Facility. The costs were deferred and are being amortized on a straight-line basis through the amended maturity of the Senior Facility on December 15, 2017, adjusting for decreases in the size of the Senior Facility over its remaining life (Note 5). The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the operations of the Partnership.

Revenue Recognition

Interest and dividend income, including income paid in kind, is recorded on an accrual basis. The Partnership stops accruing interest on investments when it is determined that interest is no longer collectible. Origination, structuring, closing, commitment and other upfront fees, including original issue discounts, earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment, as are end-of-term or exit fees receivable upon repayment of a debt investment. Other fees, including certain amendment fees, prepayment fees, and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are recognized when earned and are included in interest income.

Certain of the Partnership’s debt investments are purchased at a discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. Discounts on the acquisition of corporate bonds are generally amortized using the effective-interest or constant-yield method, assuming there are no questions as to collectability. When the Partnership receives principal payments on a loan in an amount in excess of the loan’s amortized cost, it records the excess principal payments as interest income .

Income Taxes

The Partnership’s income or loss is reported in the partners’ income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership’s financial statements. In accordance with ASC Topic 740 - Income Taxes, the Partnership recognizes in its financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical merits, to be sustained upon examination. As of March 31, 2017, the tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss for all tax years since January 1, 2013 are subject to examination by federal taxing authorities. No such examinations are currently pending.

20

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2017

2. Summary of Significant Accounting Policies (continued)

Cost and unrealized appreciation (depreciation) of the investments of the Partnership (including derivatives) at March 31, 2017 for U.S. federal income tax purposes were as follows:

Unrealized appreciation	$73,077,545
Unrealized depreciation	(90,777,457)
Net unrealized depreciation	$(17,699,912)

Cost	$470,660,180

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Topic 605, Revenue Recognition. Under this new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 applies to all entities and, for public entities, is effective for annual periods beginning after December 15, 2017, and interim periods within those fiscal years. Early application is permitted, but no earlier than annual periods beginning after December 15, 2016 and interim periods within that reporting period. The Partnership does not expect adoption of this guidance to have a material impact on its financial statements.

On January 5, 2016, the FASB issued ASU 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Financial Liabilities. The more significant changes to the current GAAP model resulting from ASU 2016-01 that may impact the Partnership include 1) eliminating the requirement to disclose the method(s) and significant assumptions used to estimate the fair value of financial instruments measured at amortized cost, and 2) requiring separate presentation of financial assets and financial liabilities by measurement category and form of financial asset on the balance sheet or in the accompanying notes to the financial statements. ASU 2016-01 is effective for annual periods beginning after December 15, 2017, including interim periods within those fiscal years. Early application is permitted. The Partnership does not expect adoption of this pronouncement to have a material impact on its financial statements.

On March 30, 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain callable debt securities purchased at a premium, shortening the period to the earliest call date. ASU 2017-08 is effective for fiscal years beginning December 15, 2018, including interim periods within those fiscal years. Early application is permitted. The Partnership does not expect adoption of this pronouncement to have a material impact on its financial statements.

21

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2017

3. Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Common Limited Partner until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions (the “Hurdle”). 80% of all remaining net income and gain distributions are allocated to the Common Limited Partner, with the remaining 20% allocated to the General Partner. For purposes of determining whether the 8% return to the Common Limited Partner has been exceeded and whether the General Partner has received the catch-up amount, the performance of the Partnership includes the performance of the Common Limited Partner for periods prior to the inception of the Partnership. Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated to the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions. As of March 31, 2017, the Hurdle exceeded the cumulative performance of the Partnership; accordingly, no performance allocation was recorded.

Distributions to the Common Limited Partner are generally based on the Common Limited Partner’s estimated taxable earnings from its interest in the Partnership, and are recorded on the ex-dividend date. The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of March 31, 2017, the Partnership had distributed $1,122,389,119 to the Common Limited Partner since inception.

4. Management and Advisory Fees and Other Expenses

The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, at an annual rate of 1.5% of the aggregate fair value of investments held in the Partnership. In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above.

The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

22

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2017

5. Senior Secured Revolving Credit Facility

The Senior Facility is a senior secured revolving credit facility in which amounts may currently be drawn up to $35 million. The Senior Facility is scheduled to terminate on December 15, 2017. Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 2.50% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 2.50% or (ii) the CP Conduit’s cost of funds plus 2.50% subject to certain limitations. Also, the Senior Facility accrues commitment fees at a rate of 0.75% per annum on the unused portion of the Senior Facility up to 50% of the total facility commitment, plus 2.50% per annum on any unused portion in excess of 50% of the total facility commitment. The Senior Facility is carried at cost which approximates fair value, and is classified as Level 3 in the GAAP valuation hierarchy. The weighted-average interest rate on outstanding borrowings at March 31, 2017 was 3.14%. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of March 31, 2017, the Partnership was in full compliance with such covenants.

Foreign currency advances are reported in U.S. dollars using the closing rate in effect on the date of valuation. At March 31, 2017, outstanding borrowings were comprised of €6,000,000 ($6,391,200) and $12,000,000. Accrued interest was comprised of €417 ($444) and $109,805.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the San Francisco area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Schedule of Investments includes a loan facility held by the Partnership with an unfunded balance at March 31, 2017 as follows:

Issuer	Maturity	Unfunded Balance
Malamute Energy, Inc.	11/14/2022	$177,683

23

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2017

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The Partnership’s maximum exposure under these arrangements and activities is unknown. However, the Partnership expects the risk of material loss to be remote.

7. Related Parties

The Partnership, the Common Limited Partner, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership makes payments to third parties on behalf of the Common Limited Partner which are funded by or reimbursable through contributions from or deductions from distributions to the Common Limited Partner. At March 31, 2017, the Partnership had a liability to the Common Limited Partner in the amount of $543,163 as reflected in the Statement of Assets and Liabilities. From time to time, the Investment Manager advances payments to third parties on behalf of the Partnership and receives reimbursement from the Partnership. At March 31, 2017, such reimbursable amounts totaled $99,238 as reflected in the Statement of Assets and Liabilities.

24

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

8. Financial Highlights

	Three Months
	Ended
	March 31, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013

Period return on invested assets (1), (2)	9.3%	10.1%	11.7%	4.6%	12.7%

Gross return to common limited partner (1)	9.6%	8.3%	11.3%	3.3%	17.7%
Less: General Partner allocation (1)	0.0%	0.0%	0.0%	0.0%	0.0%
Period return to common limited partner (1), (3)	9.6%	8.3%	11.3%	3.3%	17.7%

Ratios to average common equity: (4), (5)
Net investment income	5.8%	15.0%	5.3%	12.9%	13.6%
Expenses	2.0%	2.5%	4.3%	4.5%	4.2%
Expenses and General Partner allocation	2.0%	2.5%	4.3%	4.5%	4.2%

Ending net assets attributable to common limited partner	$451,684,253	$489,644,654	$634,606,722	$643,812,375	$804,406,930
Portfolio turnover rate (1)	1.4%	6.4%	5.0%	23.5%	31.2%
Weighted-average debt outstanding	$19,794,473	$52,822,160	$79,662,926	$129,844,307	$225,346,892
Weighted-average interest rate	3.1%	2.9%	2.7%	2.1%	0.6%

Annualized Inception to Date Performance Data as of March 31, 2017:
Return on invested assets (1)	7.7%
Internal rate of return (6)	5.7%

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns are calculated on a monthly geometrically linked, time-weighted basis and are net of dividends on the preferred equity facility (redeemed on January 29, 2016), allocations to the General Partner, and partnership expenses, including financing costs and management fees.

(4)	These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(5)	Annualized for periods of less than one year, except for allocations to the General Partner.

(6)	Net of dividends on the preferred equity facility (redeemed on January 29, 2016), allocations to the General Partner, and partnership expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the Partnership at net asset value as of the balance sheet date.

25

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates (1) (Unaudited)

Three Months Ended March 31, 2017

	Value,			Value,
	Beginning of			End of
Investment	Period	Acquisitions	Dispositions	Period

AGY Holding Corp., Common Stock	$467	$-	$-	$467
AGY Holding Corp., Second Lien Notes, 11%, due 11/15/18	32,444,500	-	-	32,444,500
AGY Holding Corp., Sr Secured Term Loan, 12%, due 9/15/18	17,046,935	-	-	17,046,935
AGY Holding Corp., Sr Secured Delayed Draw Term Loan, 12%, due 9/15/18	3,672,749	-	-	3,672,749
Blue Wall Shipping Limited, Common Stock	3,730,447	-	-	3,890,626
Blue Wall Shipping Limited, Preferred Stock	1,467,260	57,147	-	1,496,221
Delta Blue Shipping Limited, Common Stock	-	-	-	230,974
Euroseas, Ltd., Common Stock	1,027,954	-	-	875,890
Integra Telecom, Inc., Common Stock	51,677,410	-	(55,348,727)	-
Integra Telecom, Inc., Warrants	302	-	-	-
KAGY Holding Company, Inc., Series A Preferred Stock	16,128,591	-	-	18,249,564
NEG Holdings, LLC (CORE Entertainment), 1st Lien Term Loan, LIBOR + 8% PIK, 1% LIBOR Floor, due 10/17/22	3,905,196	92,549	-	4,015,214
NEG Parent, LLC (CORE Entertainment), Class A Units	3,635,914	-	-	3,598,429
NEG Parent, LLC (CORE Entertainment), Class P Units	4,364,866	-	-	4,357,324
NEG Parent, LLC (CORE Entertainment), Class A Warrants to Purchase Class A Units	551,813	-	-	545,497
NEG Parent, LLC (CORE Entertainment), Class B Warrants to Purchase Class A Units	557,287	-	-	550,908
Novasep Holding S.A.S., First Lien Notes, 5% Cash + 3% PIK, due 5/31/19	24,305,847	-	-	24,617,846
Novasep Holding S.A.S., Warrants to Purchase Common Shares	4,827,697	-	-	4,889,667
NVHL S.A. (Novasep), Common Shares	15,249,871	-	-	15,445,623
Primacom Finance (Lux) S.A. (Finance), Common Equity	12,010,914	-	-	1,668,431
RM Holdco, LLC (Real Mex), Equity Participation	-	-	-	-
RM Holdco, LLC (Real Mex), Membership Units	-	-	-	-
RM OpCo, LLC (Real Mex), Convertible Second Lien Term Loan Tranche B-1, 8.5%, due 3/30/18	5,474,079	117,148	-	5,591,227
RM OpCo, LLC (Real Mex), Sr Convertible Second Lien Term Loan B, 8.5%, due 3/30/18	11,975,228	3,801,152	-	15,776,380
RM OpCo, LLC (Real Mex), First Lien Term Loan Tranche A, 7%, due 3/30/18	13,721,404	18,915	-	13,740,319
RM OpCo, LLC (Real Mex), Second Lien Term Loan Tranche B, 8.5%, due 3/30/18	8,886,338	583,708	-	3,635,618
RM OpCo, LLC (Real Mex), Second Lien Term Loan Tranche B-1, 8.5%, due 3/30/18	8,589,972	183,830	-	8,773,802
Tanker Investments, Ltd., Common Stock	6,027,506	-	-	7,318,825
TCP Delos Cayman Holdings (Beverly Shipping), Partnership Interest	58	-	-	59
TCP KC, LLC, Membership Units	506	-	-	506
TOPV New World Holdings, LLC (Gateway Casinos), Membership Interests	48,107,991	-	(17,372,717)	49,703,789
7588674 Canada, Inc., (Gateway Casinos), Common Shares	-	-	-	-
Woodbine Intermediate Holdings, LLC, Membership Units	-	-	-	-

Note to Schedule of Changes in Investments in Affiliates:

(1)	The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Partnership of 5% or more of the issuers' voting securities.

26

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Restricted Securities of Unaffiliated Issuers (1) (Unaudited)

March 31, 2017

Investment	Acquisition Date	Cost
Boomerang Tube Holdings, Inc., Common Stock	2/2/16	$807
Eagle Coal Company, Inc., Warrants to Purchase Common Stock	9/21/15	234,449
Epic Aero, Inc. (One Sky), Warrants to Purchase Common Stock	12/4/13	4,010,396
Findly Talent, LLC, Membership Units	1/1/14	456,402
Fuse Media, LLC, Warrants to Purchase Common Stock	8/3/12	79
Fuse, LLC, Sr Secured Notes, 10.375%, due 7/1/19	6/18/14	11,850,000
HW Holdco, LLC, Class A Common Interest	1/13/12 & 1/15/13	6,478,943
HW Holdco, LLC, Preferred Interest	1/13/12	13,277
Linc Energy Finance (USA), Inc., First Lien Notes, 9.625%, due 10/31/17	8/8/14	2,493,181
Longview Intermediate Holdings C, LLC, Common Stock	4/13/15 & 10/21/15	5,485,718
Longview Intermediate Holdings C, LLC, Warrants to Purchase Common Shares	12/19/16	275,368
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%, due 8/2/21	8/1/13	34,723,500
Marsico Holdings, LLC, Common Interest Units	9/10/12	14,242
Neo Cayman Holdings, Ltd, Common Stock	9/30/16	257
Oxford Resource Partners, LP, Warrants to Purchase Common Units	6/24/13	202,089
Secure Natural Resources, LLC, Common Stock	9/2/16 & 9/30/16	64,099
Shop Holding, LLC (Connexity), Class A Units	6/2/11 & 3/17/14	902,439
Soraa, Inc., Warrants to Purchase Common Stock	8/29/14 & 12/9/15	117,287
STG-Fairway Holdings, LLC (First Advantage), Class A Units	12/30/10 & 10/18/13	7,364,246
Sunshine Oilsands Ltd., Sr Secured Notes, 10%, due 8/1/17	Var. 2014 - 2015	19,390,235
TPG Hattrick Holdco, LLC (Isola), Common Units	9/30/10	116,151
V Telecom Investment S.C.A. (Vivacom), Common Shares	11/9/12	9,104,336

Note to Schedule of Restricted Securities of Unaffiliated Issuers:

(1)	In connection with TOFV’s conversion from a regulated investment company to a partnership for tax purposes effective January 1, 2016, all investments were treated as having been distributed and re-contributed to the Partnership on that date. Accordingly, the cost of each investment immediately following the conversion was adjusted to the fair value of such investment on December 31, 2015. However, to maintain the utility of this schedule, the acquisition date shown remains the original acquisition date of each investment irrespective of the conversion.

27